Exhibit 99.1

REALTY INCOME TO MERGE WITH VEREIT® IN ALL-STOCK TRANSACTION

-    All-Stock Transaction Expected to Generate 10%+ Accretion to Annualized AFFO per Share

-    Enhanced Size, Scale, Diversification and Synergies to Drive Future Growth and Value Creation

-    Expect to Spin-Off Assets in Dedicated Portfolio of Office Properties

-    Conference Call to Discuss Transaction to be Held at 8:00am ET

SAN DIEGO and PHOENIX, April 29, 2021….Realty Income Corporation (NYSE: O) (“Realty Income”), The Monthly Dividend Company®, and VEREIT, Inc. (NYSE: VER) (“VEREIT”) today announced that the two companies have entered into a definitive merger agreement by which Realty Income will acquire VEREIT in an all-stock transaction, creating a combined company with an enterprise value of approximately $50 billion. Under the terms of the agreement, VEREIT shareholders will receive 0.705 shares of Realty Income stock for every share of VEREIT stock they own.

Immediately following the closing, the companies expect to effectuate a taxable spin-off of substantially all of the office properties of both companies into a new, self-managed, publicly traded REIT (“SpinCo”). Following the merger and the spin-off, Realty Income will continue as the surviving public entity. Realty Income and former VEREIT shareholders are expected to own approximately 70% and 30%, respectively, of both Realty Income and SpinCo.

The transactions are expected to be over 10% accretive to Realty Income’s AFFO per share in year one, add meaningful diversification that further enables new growth avenues, strengthen cash flow durability, and provide significant financial synergies, particularly through accretive debt refinancing opportunities. Realty Income’s growth strategy will remain focused primarily on high-quality, single-tenant net lease retail and industrial properties in the U.S. and U.K., leased to clients that are leaders in their respective businesses.

“We believe the merger with VEREIT will generate immediate earnings accretion and value creation for Realty Income’s shareholders while enhancing our ability to execute on our ambitious growth initiatives,” said Sumit Roy, President and Chief Executive Officer of Realty Income. “Together, our company will enjoy increased size, scale, and diversification, continuing to distance Realty Income as the leader in the net lease industry. VEREIT’s real estate portfolio is highly complementary to ours, which we expect to further enhance the consistency and durability of our cash flows.”

“The objective of our management team from initiation in 2015 was to revitalize VEREIT and increase the value of the enterprise,” said Glenn Rufrano, Chief Executive Officer of VEREIT. “We put an excellent team in place, enhanced the portfolio, created an investment-grade balance sheet and resolved all legacy issues. The board and management have concluded that a merger with Realty Income, the premier net lease company, will enable us to recognize the value created. The combined company provides all of our constituencies the opportunity to benefit from the advantageous cost of capital and growth potential generated by this transaction.”

Strategic and Financial Rationale

•    Immediate AFFO per share accretion. Relative to the $3.465 midpoint of Realty Income’s 2021 AFFO per share guidance, the transaction is expected to be over 10% accretive to shareholders on an annualized, leverage-neutral basis.

•    Increased and diversified scale driving growth. The complementary nature of each company’s real estate portfolio results in greater diversification of client credit, industry, and geography, providing further runway for Realty Income to grow in its chosen verticals with best-in-class clients without compromising prudent concentration metrics.
•    Enhanced leadership amongst blue chip benchmarks. Upon closing of the merger, Realty Income is expected to become one of the six largest REITs in the MSCI US REIT Index (RMZ) by equity market capitalization and among the top half of constituents in the S&P 500, resulting in increased weighting in major benchmark equity indices and further growing its net lease industry-leading trading liquidity.
•    Dividend stability. Realty Income is one of only three REITs in the S&P 500 Dividend Aristocrats Index® for having increased its dividend every year for the last 25 consecutive years and the improved diversification effectuated through the merger is expected to further enhance the durability of Realty Income’s dividend coverage. VEREIT’s shareholders are expected to experience an immediate increase in the dividend upon closing of the merger. Dividend payments for both companies are expected to remain uninterrupted through the close of this transaction.
•    Fortress balance sheet and continued credit rating leadership in the net lease industry. Realty Income is currently the only net lease REIT with A3/A- credit ratings from Moody’s and S&P and intends to maintain target leverage (as defined as Net Debt and Preferred Equity / Adjusted EBITDAre) in the mid-5x area. Upon closing of the merger, Realty Income’s enhanced scale and diversification are expected to be credit positives.
•    Cost of capital advantages amplified. Realty Income’s cost of capital advantage is driven by its superior credit ratings in the net lease industry and historical premium to NAV, which allows it to consistently grow AFFO per share while assembling a best-in-class real estate portfolio. Post-merger, shareholders are expected to benefit from this cost of capital advantage applied towards a broader set of growth opportunities across its combined investment pipeline.
•    Attractive debt refinancing synergies. As one of eight U.S. REITs with two credit ratings of at least A3/A- by Moody’s and S&P, Realty Income is uniquely positioned to refinance VEREIT’s upcoming debt maturities at materially lower rates in multiple currencies. Furthermore, Realty Income’s accelerating investment activity in the U.K. further allows for significantly lower all-in borrowing costs in the high-grade unsecured bond market relative to the U.S. As of December 31, 2020, VEREIT had approximately $6 billion of outstanding debt at a weighted average interest rate of approximately 4% and a weighted average term to maturity of approximately 6 years. In addition, pro forma for previously disclosed activity in January 2021, VEREIT has approximately $373 million of outstanding preferred equity at a rate of 6.7%, which is freely prepayable at par.
•    Meaningful corporate cost synergies to further enhance scalability of platform. On a run-rate basis, Realty Income expects to achieve estimated annualized corporate cost synergies of $45 - $55 million inclusive of stock-based compensation, and an estimated $35 - $40 million of annualized synergies on a cash basis. An estimated 75% of savings are expected to be achieved in the first 12 months post-closing. In 2020, Realty Income’s G&A margin as a percentage of revenue (excluding tenant reimbursements) was approximately 4.7% and its 4Q20 annualized G&A as a percentage of gross real estate asset value was 0.32%. Both metrics were the lowest in the public net lease industry.

Realty Income Pro Forma Metrics

After giving pro-forma effect for the closing of the merger and assuming the anticipated spin-off of the office assets, Realty Income’s shareholders will own a diversified global portfolio of approximately 10,300 primarily single-tenant, net lease commercial real estate properties located in 50 U.S. states, Puerto Rico and the U.K. In addition, utilizing reported portfolio metrics for each company as of December 31, 2020:

•    Total portfolio annualized contractual rent is expected to be approximately $2.5 billion

•    Approximately 83%, 14% and 3% of total portfolio annualized contractual rent is expected to be generated from retail, industrial, and other property types, respectively
•    Approximately 45% of total portfolio annualized contractual rent is expected to be generated from investment grade clients
•    The 10 largest clients are expected to be Walgreens (5% of annualized contractual rent), Dollar General (4%), Dollar Tree/Family Dollar (4%), FedEx (3%), 7-Eleven (3%), LA Fitness, (3%), Walmart/Sam’s Club (2%), CVS Pharmacy (2%), Sainsbury’s (2%) and BJ’s Wholesale Clubs (2%)
•    The 10 largest industries are expected to be Convenience stores (9% of annualized contractual rent), Grocery stores (8%), Dollar stores (8%), Drug stores (8%), Restaurants – casual dining (7%), Restaurants – quick service (7%), Health & Fitness (5%), Home improvement (4%), Theaters (4%), and Transportation services (4%)
•    Realty Income expects to maintain leverage (as defined as Net Debt and Preferred Equity / Adjusted EBITDAre) of approximately 5.5x, supported by a $3.0 billion unsecured revolving credit facility and $1.0 billion commercial paper program

“SpinCo” Pro Forma Metrics

The planned spin-off of the office portfolio maintains Realty Income’s preferred portfolio mix, consistent with its focused investment strategy of acquiring high quality real estate leased primarily to retail clients that have a service, non-discretionary, and/or low-price-point component to their business, and industrial clients that are primarily investment grade rated companies and leaders in their respective industries.

Upon completion of the planned spin-off, shareholders of both companies are expected to receive a stock distribution in a separate, publicly traded REIT, subject to customary conditions. The anticipated spin-off of substantially all of the combined companies’ office properties is expected to result initially in a pure-play, self-managed portfolio of 97 domestic office properties.

In addition, utilizing reported portfolio metrics for each company as of December 31, 2020 and pro forma for closed transaction activity in 2021:

•    Total portfolio annualized contractual rent is expected to be approximately $183 million
•    Approximately 76% of total portfolio annualized contractual rent is expected to be generated from investment grade clients
•    Top five largest clients are expected to be GSA (10% of annualized contractual rent), Cigna (7%), Merrill Lynch (6%), HealthNow (4%), and RSA (4%)
•    Top five largest industries are expected to be Health care (17% of annualized contractual rent), Telecommunications (14%), Insurance (13%), Financial services (11%), and Government services (11%)
•    Pro forma contractual rent collected in 4Q20 was in excess of 99%

Pursuant to the terms of the merger agreement, Realty Income may also seek to sell some or all of the combined companies’ office properties, subject to certain restrictions. In addition, Realty Income may elect to retain some or all of the companies’ office properties following the closing of the merger. As such, the pro forma information described above is subject to change.

Leadership and Governance

Realty Income will continue to be led by President and Chief Executive Officer Sumit Roy and its existing senior management team. Michael D. McKee will remain Realty Income’s Non-Executive Chairman of the Board of Directors. Upon closing, two VEREIT directors will be appointed to the Realty Income board.

Timing and Approval

The merger is subject to customary closing conditions, including the approval of both Realty Income and VEREIT shareholders, and is expected to close during the fourth quarter of 2021. The boards of directors of both companies have unanimously approved the transaction.

Advisors

Moelis & Company LLC is serving as lead financial advisor, Wells Fargo Securities is serving as financial advisor, and Latham & Watkins LLP is acting as legal advisor to Realty Income. J.P. Morgan Securities LLC is serving as exclusive financial advisor and Wachtell, Lipton, Rosen & Katz is acting as legal advisor to VEREIT.

Webcast and Conference Call Information

Realty Income and VEREIT will conduct a joint conference call for investors and analysts on April 29, 2021 at 8:00 am ET to discuss the transaction.

To access the conference call, please register using the following link:

https://www.incommglobalevents.com/registration/client/7516/investor-call/

A live webcast will be available in listen-only mode by clicking on the webcast link on Realty Income or VEREIT’s home page or in the investors section at www.realtyincome.com or www.vereit.com. A replay of the conference call webcast will be available approximately one hour after the conclusion of the live broadcast. No access code is required for this replay.

Investor Presentation

An investor presentation regarding the transaction will be available in the investors section of each company’s website.

About Realty Income

Realty Income, The Monthly Dividend Company®, is an S&P 500 company dedicated to providing stockholders with dependable monthly income. The company is structured as a REIT, and its monthly dividends are supported by the cash flow from over 6,500 real estate properties owned under long-term lease agreements with commercial clients. To date, the company has declared 610 consecutive common stock monthly dividends throughout its 52-year operating history and increased the dividend 110 times since Realty Income's public listing in 1994 (NYSE: O). The company is a member of the S&P 500 Dividend Aristocrats® index. Additional information about the company can be obtained from the corporate website at www.realtyincome.com.

About VEREIT

VEREIT is a full-service real estate operating company which owns and manages one of the largest portfolios of single tenant commercial properties in the U.S. The Company has total real estate investments of $14.6 billion including approximately 3,800 properties and 89.5 million square feet. VEREIT’s business model provides equity capital to creditworthy corporations in return for long-term leases on their properties. VEREIT is a publicly traded Maryland corporation listed on the New York Stock Exchange. VEREIT uses, and intends to continue to use, its Investor Relations website, which can be found at www.VEREIT.com, as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Additional information about VEREIT can be found through social media platforms such as Twitter and LinkedIn.

Contacts

Realty Income Investors:
Jonathan Pong, CFA, CPA
SVP, Head of Corporate Finance
jpong@realtyincome.com
(858) 284-5177

VEREIT Investors:
Bonni Rosen
Senior Vice President, Investor Relations
BRosen@VEREIT.com
(212) 590-3940

Media:
Pat Tucker / Matt Reid / James Bourne
Abernathy MacGregor
PCT@abmac.com / MJR@abmac.com / JAB@abmac.com

Cautionary Note Regarding Forward-Looking Statements

This communication may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Realty Income Corporation (“Realty Income”) and VEREIT, Inc. (“VEREIT”) operate and beliefs of and assumptions made by Realty Income management and VEREIT management, involve uncertainties that could significantly affect the financial or operating results of Realty Income, VEREIT, the combined company or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Realty Income and VEREIT, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to clients, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions as rapidly or to the extent anticipated by financial analysts or investors; the potential liability for a failure to meet regulatory or tax-related requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in the financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the ability to consummate the proposed spin-off of a company holding the office property assets of Realty Income and VEREIT (“SpinCo”) and the terms thereof, and the timing of the closing of the proposed spin-off; the risks associated with the ability to list the common stock of SpinCo on a national stock exchange following the proposed spin-off; risks associated with the ability to consummate any sales of the office property assets of Realty Income and VEREIT and the impact of such sales on SpinCo or the combined company; risks associated with the ability to consummate the spin-off on terms contemplated by Realty Income and VEREIT; the failure to obtain debt financing to capitalize SpinCo, risks associated with the geographic concentration of Realty Income, VEREIT or SpinCo; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with clients, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against Realty Income, VEREIT or any company spun-off by the combined company; significant costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial market, insurance rates and interest rates; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in the dividend policy for Realty Income’s or VEREIT’s common stock or preferred stock or Realty Income’s or VEREIT’s ability to pay dividends; impairment charges; unanticipated changes in Realty Income’s or VEREIT’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus (COVID-19); and those additional risks and factors discussed in reports filed with the U.S. Securities and Exchange Commission (“SEC”) by Realty Income and VEREIT. Moreover, other risks and uncertainties of which Realty Income or VEREIT are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Realty Income or VEREIT on their respective websites or otherwise. Neither Realty Income nor VEREIT undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed transaction, Realty Income intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Realty Income and VEREIT that also constitutes a prospectus of Realty Income. Investors and security holders are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC, when they become available, because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents, when they become available, and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Realty Income by contacting Realty Income Investor Relations at 877-924-6266. Investors and security holders may obtain free copies of the documents filed with the SEC by VEREIT by contacting VEREIT Investor Relations at 877-405-2653.

Participants in the Solicitation

Realty Income and VEREIT and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Realty Income' directors and executive officers is available in Realty Income's proxy statement for its 2021 Annual Meeting, which was filed with the SEC on April 1, 2021. Information about directors and executive officers of VEREIT is available in the proxy statement for its 2021 Annual Meeting, which was filed with the SEC on April 15, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the merger when they become available. Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Realty Income or VEREIT using the sources indicated above.

No Offer or Solicitation

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.